Summary of Significant Accounting Policies -Allowance for doubtful accounts (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Basis of Presentation and Summary of Significant Accounting Policies
Beginning balance	$ 1,122	$ 1,055	$ 640
Additions	1,208	449	482
Write-offs, net of recoveries	(943)	(382)	(67)
Ending balance	$ 1,387	$ 1,122	$ 1,055